UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2015 (June 10, 2015)

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously announced, effective as of the adjournment of the 2015 Annual Meeting of Stockholders of Insperity, Inc. (the “Company”) held on June 10, 2015 (the “2015 Annual Meeting”), Jack M. Fields and Paul S. Lattanzio each resigned from the Board of Directors. Mr. Fields was a member of the Compensation Committee and the Nominating and Corporate Governance (NCG) Committee of the Board of Directors. Mr. Lattanzio was a member of the Finance, Risk Management and Audit (FRMA) Committee and the Nominating and Corporate Governance Committee of the Board of Directors. Their decision to resign was not due to any disagreements with the Company on any matter related to its operation, policies or practices.

In addition and as previously announced, effective as of the adjournment of the 2015 Annual Meeting, each of Eli Jones and Michael W. Brown resigned as Class I directors with terms expiring at the 2017 annual meeting of stockholders and were immediately reappointed by the Board of Directors as Class III directors with terms expiring at the 2016 annual meeting of stockholders.

Following the adjournment of the 2015 Annual Meeting and after giving effect to the changes described above, the Board of Directors and each of its standing committees is comprised as follows:

Committee
Class (Term Expires)	FRMA	NCG	Compensation

Class I (2017 Annual Meeting)
Peter A. Feld		✓	✓
Michelle McKenna-Doyle	✓
Austin P. Young	C	✓
Class II (2018 Annual Meeting)
Paul J. Sarvadi
Carol R. Kaufman	✓	C
Norman R. Sorensen	✓
Class III (2016 Annual Meeting)
Michael W. Brown		✓	✓
Eli Jones		✓	C
Richard G. Rawson

Note: “C” indicates chairperson of such committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2015, the Company held its Annual Meeting at its corporate headquarters in Kingwood, Texas. The results of the matters submitted to a vote of the stockholders at the 2015 Annual Meeting were as follows:

(i)	To elect the persons named below as directors:

Director	For	Against	Abstain	Broker Non-Votes

Carol R. Kaufman (Class II)	18,894,159	2,001,292	53,120	2,072,925
Paul J. Sarvadi (Class II)	18,436,308	2,456,940	55,323	2,072,925
Norman R. Sorensen (Class II)	20,115,022	703,329	130,220	2,072,925
Austin P. Young (Class I)	18,832,034	2,051,791	64,746	2,072,925

(ii)	To cast an advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes

18,539,284	2,337,626	71,661	2,072,925

(iii)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes

22,768,969	191,349	61,178	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:    /s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary

Date:    June 11, 2015